UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 16, 2005


                   Farmer Mac Mortgage Securities Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                 333-80805         52-1779791
   ---------------------------     ------------      --------------
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)


           1133 21st Street, N.W.                   20036
             Washington, D.C.              ------------------------
        --------------------------               (Zip Code)
          (Address of principal
            executive offices)

       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). The Registrant is filing, as Exhibit 23.6 attached hereto, the consent of Deloitte & Touche LLP to the use of its reports dated March 14, 2005 relating to the financial statements of, and management's report of the effectiveness of internal control over financial reporting of, the Federal Agricultural Mortgage Corporation, of which the Registrant is a wholly owned subsidiary. The reports of Deloitte & Touche LLP are incorporated into the Registration Statement by reference.


Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  23.6  Consent of Independent Registered Public Accounting Firm

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                   CORPORATION



                                    By:   /s/ Nancy E. Corsiglia
                                       ---------------------------------
                                        Name:   Nancy E. Corsiglia
                                        Title:  Vice President




Dated:      March 17, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description                                              Page No.
-----------    -----------                                              --------

23.6           Consent of Independent Registered Public Accounting Firm       5